UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 12, 2005
                                                  (December  7, 2005)




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

                   Delaware                          62-1040440
        (State or other jurisdiction               (IRS employer
              of incorporation)                  identification No.)

                                    000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi            38772
               (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02. Departure of Directors or Principle Officers;  Election of Directors;
Appointment of Principle Officers.

On December 7, 2005, Delta and Pine Land Company ("D&PL") issued a press release reporting the appointment of Kenneth M. "Kenny" Avery as Vice President - Finance, Treasurer and Assistant Secretary. Mr. Avery replaces Rick Greene, who recently assumed the duties of a newly created Senior Vice President position for D&PL focusing on international and corporate development efforts.

From March 2004 to October 2005, Mr. Avery served as Vice President - Controller of Eagle Materials Inc. (NYSE: EXP), headquartered in Dallas, Texas. Eagle Materials Inc. engages in the manufacture and sale of basic building materials used primarily in commercial and residential construction, and public construction projects in the United States. From July 2002 to March 2004, Mr. Avery served as Principal of Avery Consulting, where he provided finance and accounting advice for a variety of companies. From May 2002 to July 2002, Mr. Avery was employed in the audit division of KPMG LLP. From July 1990 to May 2002, Mr. Avery was employed in the audit division of Arthur Andersen LLP, where he was ultimately promoted to audit partner. Mr. Avery is 39 years of age.

Mr. Avery is employed by D&PL at-will. His compensation includes a monthly salary of $16,666.67, a standard benefits package and eligibility for D&PL's discretionary performance bonus program. Mr. Avery also received options to purchase 36,000 shares of D&PL's Common Stock vesting ratably over five years, and 4,000 restricted shares of Common Stock, with 40% vesting after one year of employment, and 30% vesting after each of his second and third years of employment.




















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date:     December 12, 2005                  /s/ Kenneth M. Avery
                                             ---------------------
                                             Kenneth M. Avery
                                             Vice President - Finance, Treasurer
                                             and Assistant Secretary